ZURICH MONEY FUNDS
                            Zurich Money Market Fund
                          Zurich Government Money Fund
                           Zurich Tax-Free Money Fund

                            SUPPLEMENT TO PROSPECTUS
                             DATED NOVEMBER 30, 1998

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The following  information replaces disclosure in the "Special Features" section of the prospectus under "Zurich MoneyPLUS Account(SM)" beginning on page 23:

The Zurich MoneyPLUS Account(SM) is a cash management program offering no minimum checkwriting and a VISA(R) Platinum Check Card (a debit card). The card is issued by UMB Bank, N.A. Currently the fee for this service is $42 a year with additional charges for check reorders. There is a $1.00 fee per Automated Teller Machine (ATM) transaction. The minimum initial account balance required to be eligible for this feature is $10,000 or a $1,500 per month automatic investment plan. You may only use Zurich MoneyPLUS Account checks in this program. Any check for an amount in excess of funds available for redemption will be returned and will subject the account to additional service fees. For shareholders with MoneyPLUS and expedited wire redemption, the wire may be sent on the next business day following the request. Fees and features of the Zurich MoneyPLUS Account are subject to modification. This program is only available to individuals and businesses that are residents or are based in the United States. For more information and the special form to sign-up for this feature, call 1-800-537-6001.

The following information replaces disclosure provided under "Zurich MoneyPLUS Account(SM)" on page 33 of the prospectus:

A powerful money management feature that makes it easy and economical to use your Zurich Money Funds for day-to-day transactions. For a $42 annual fee, you get unlimited checkwriting and a VISA Platinum Check Card to use for debit and ATM transactions. For special forms to sign-up for this add-on feature, call 1-800-537-6001. For customer service on the VISA card, call 1-800-449-9176.

September 1, 1999